Exhibit 31.1

               Certification Pursuant to Rule 13a-15(e)/15d-15(e)

I,  Raymond N.  Joeckel,  the  President  and Chief  Financial  Officer of Eagle
Exploration Company (the "Company"), certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of the Company;

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.   The  small  business   issuer's  other  certifying   office(s)  and  I  are
     responsible  for  establishing  and  maintaining  disclosure  controls  and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c)   disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The  small  business  issuer's  other  certifying   office(s)  and  I  have
     disclosed,  based on our most recent  evaluation  of internal  control over financial reporting,  to the registrant's  auditors and the audit committee of  registrant's  board of directors (or persons  performing the equivalent function):

     a)   all  significant  deficiencies  in the design or operation of internal control  over  financial  reporting  which  are  reasonably  likely to
          adversely  affect  the  registrant's   ability  to  record,   process,
          summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

August 16, 2004

                                                   /s/Raymond N. Joeckel
                                                      Raymond N. Joeckel
                                                      Title: President and Chief Financial Officer